UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2015

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosure under Item 8.01 of this current report on Form 8-K is incorporated by reference.
Item 8.01.    Other Events.
On January 25, 2015, the board of directors (the “Board”) of The Manitowoc Company, Inc. (the “Company”) approved extending the deadline by which nominations of persons for election to the Board or proposals of other business to be conducted at an annual meeting of shareholders may be submitted by shareholders with respect to the Company’s 2015 annual meeting from January 30, 2015 to February 6, 2015. Any nominations for election to the Board and/or or proposals of other business received by the Company on or prior to February 6, 2015 and otherwise complying with the Company’s by-laws will be considered timely. The Company is extending the deadline to provide additional opportunity for constructive dialogue with its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: January 26, 2015	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

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